Exhibit 10.14

JOINDER AGREEMENT

THIS AGREEMENT (this “Joinder Agreement”) is made on the 26th day of April 2010 among:

(1)                                  QIHOO TECHNOLOGY COMPANY LIMITED, an exempted company duly incorporated and validly existing under the laws of the Cayman Islands (the “Company”);

(2)                                  GMO VENTURE PARTNERS INVESTMENT LIMITED PARTNERSHIP, a limited partnership registered under the laws of Japan (the “Transferor”);

(3)                                  IDG TECHNOLOGY VENTURE INVESTMENT IV, LP, a limited partnership registered under the laws of the State of Delaware (“Transferee”) and;

(4)                                  the parties set forth on Schedule 1 hereto (the “Existing Shareholders”).

RECITALS

(A)                              WHEREAS, the Transferor is one of the existing shareholders and one of the holders of Series A Preferred Shares of the Company;

(B)                                WHEREAS, the Transferee is an affiliate entity to IDG Technology Venture Investment III, LP (“IDG”), one of the existing shareholders and of the holders of Series A Preferred Shares and Series B Preferred Shares of the Company;

(C)                                WHEREWAS, the Transferor and the Transferee entered into an agreement relating to the sale and purchase of certain shares in Qihoo Technology Company Limited (the “S&P Agreement”), pursuant to which the Transferor agrees to transfer a total of 156,631 Series A Preferred Shares in the share capital of the Company (the “Transferred Shares”), and the rights and obligations pertaining thereto, to the Transferee on terms and subject to the conditions set forth therein (the “Transfer”);

(D)                               WHEREAS, the Company entered into that certain Share Subscription Agreement (the “Series C SSA”) on 22 December 2009 with Trustbridge Partners III, L.P. (“TBP”), Zero2IPO China Fund II, L.P. (“Zero2IPO”) and certain other parties described thereto to issue and allot a total of 7,831,467 Series C Preferred Shares in the share capital of the Company to TBP and Zero2IPO (“Series C Financing”).  In pursuit of the Series C SSA, the parties hereto entered into: (aa) the Second Amended and Restated Shareholders Agreement (the “SHA”), (2) the Second Amended and Restated Registration Rights Agreement (the “RRA”); and (3) the Amended and Restated Share Incentive Agreement (the “SIA”), each dated 8 January 2010 and each in respect of the Company (collectively with the Series C SSA, the “Series C Agreements”)

(E)                                 WHEREAS, the Company was omitted to offer to IDG (in its capacity of a holder of Series A Preferred Shares and Series B Preferred Shares in the share capital Company) the opportunity to participate in the Series C Financing, inconsistent with IDG’s right of first offer and pre-emption provided for in that certain Amended and Restated Shareholders Agreement dated

November 7, 2006 and the Second Amended and Restated Memorandum and Articles of Association dated November 7, 2006 relating to the Company (the “Omission”).

(F)                                 WHEREAS, as a condition to the Completion (as defined in the S&P Agreement), the parties hereto agree to enter into this Joinder Agreement to regulate the Transferee’s rights, powers and interest concerning the Transferred Shares.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the undersigned hereby agree as follows:

1.                                      Acknowledgement

The Transferee acknowledges and confirms that it has been provided with copies of the Agreements, that it fully understands the provisions of the Agreements.

2.                                      Consent to the Transfer

2.1                                 Pursuant to the terms of that Share Subscription Agreement (the “Series A SSA”) dated as of January 25, 2006, as supplemented on May 16, 2006, by and among the Company, the Transferor and certain other parties described thereto, each undersigned party (for so long as it is a party to the Series A SSA) hereby consents to the Transfer and the assignment of the Transferor’s rights and obligations thereunder in respect of the Transferred Shares to Transferee pursuant to the Transfer, and waives its rights of first refusal and co-sale with respect to the Transferred Shares that are the subject of the Transfer;

2.2                                 Pursuant to the terms of the SHA, each undersigned party (for so long as it is a party to the SHA) hereby consents to the Transfer and the assignment of the Transferor’s rights and obligations thereunder in respect of the Transferred Shares to the Transferee pursuant to the Transfer, and waives its rights of first refusal and co-sale with respect to the Transferred Shares that are the subject of the Transfer.

2.3                                 Pursuant to the terms of the RRA, t each undersigned party (for so long as it is a party to the RRA) hereby consent to the assignment of the Transferor’s rights and obligations thereunder in respect of the Transferred Shares to the Transferee pursuant to the Transfer.

2.4                                 Pursuant to the terms of the SIA, each undersigned party (for so long as it is a party to the SIA) hereby consent to the assignment of the Transferor’s rights and obligations thereunder in respect of the Transferred Shares to the Transferee pursuant to the Transfer.

3.                                      Covenants

3.1                                 In consideration of IDG agreeing to waive any rights it may have to participate in the Series C Financing and any claims it may have in respect of the Omission, the Company and the Existing Shareholders hereby irrevocably agree that with effect from Completion, the Transferee shall be entitled, in respect of the Transferred Shares, to the benefit of:

(a)                                  all rights given in the Series C SPA to all parties thereto or Investors (as defined therein), as if the Transferee were a party to the Series C SPA subscribing for a total of 156,631 Series C Preferred Shares in the share capital of the Company;

(b)                                 all rights given in the SHA to all parties thereto or the holders of Series C Preferred Shares, as if the Transferee were a party to the SHA holding a total of 156,631 Series C Preferred Shares in the share capital of the Company;

(c)                                  all rights given in the RRA to all parties thereto or the holders of Series C Preferred Shares, as if the Transferee were a party to the RRA holding a total of 156,631 Series C Preferred Shares in the share capital of the Company; and

(d)                                 all rights given in the SIA to all parties thereto or the holders of Series C Preferred Shares, as if the Transferee were a party to the SIA holding a total of 156,631 Series C Preferred Shares in the share capital of the Company.

3.2                                 In consideration of the covenants given in Clause 3.1 above, the Transferee agree to adhere to and be bound by:

(a)                                  the provisions of the Series C SPA in so far as it imposes obligations on all parties to the that agreement or on the Investors (as defined therein), as if the Transferee were a party to the Series C SPA subscribing for a total of 156,631 Series C Preferred Shares in the share capital of the Company;

(b)                                 the provisions of the SHA in so far as it imposes obligations on all parties to that agreement or on the holders of Series C Preferred Shares as if the Transferee were a party to the SHA holding a total of 156,631 Series C Preferred Shares in the share capital of the Company;

(c)                                  the provisions of the RRA in so far as it imposes obligations on all parties to the that agreement or on the holders of Series C Preferred Shares as if the Transferee were a party to the RRA holding a total of 156,631 Series C Preferred Shares in the share capital of the Company; and

(d)                                 the provisions of the SIA in so far as it imposes obligations on all parties to the that agreement or on the holders of Series C Preferred Shares as if the Transferee were a party to the SIA holding a total of 156,631 Series C Preferred Shares in the share capital of the Company.

4.                                      Notices.

Notices pursuant to this Joinder and the Agreements shall be provided as set forth in Section 11.3 of the SHA, to the following address:

To the Joining Party:

IDG Technology Venture Investment IV, L.P.

c/o IDG Capital Management (HK) Ltd.

Unit 1509, 15/F  The Centre

99, Queen’s Road,

Central, Hong Kong

Attention: Mr. Simon Ho

Fax: (852) 25291619

5.                                      Further Assurances.

Each of the Parties agrees to execute and deliver such other instruments, financing statements and documents and take such other action as the other Parties may reasonably request in connection with the matters contemplated by this Joinder.

6.                                      Governing Law

This Joinder shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to the principles of conflicts of law thereof.

7.                                      Arbitration

7.1                                 Except as otherwise provided in this Joinder, any dispute or claim arising out of or in connection with or relating to this Joinder, or the breach, termination or invalidity hereof, shall be finally settled by arbitration at the Hong Kong International Arbitration Centre (the “HKIAC”) under the rules of the HKIAC (the “Rules”) as are in force at the date of the notice of arbitration commencing any such arbitration, but subject to the amendments made to the Rules by the rest of this Section 7.

7.2                                 For the purpose of such arbitration, there shall be a board of arbitration (the “Board of Arbitration”) consisting of three arbitrators, the Company shall select one (1) member and the Joining Party shall select one (1) member and the third member shall be selected by mutual agreement of the other members, or if the other members fail to reach agreement on a third member within twenty (20) days after their selection, such third member shall thereafter be selected by the HKIAC upon application made to it by either side of the arbitration for such purpose.

7.3                                 The place of arbitration shall be in Hong Kong.

7.4                                 All arbitration proceedings shall be conducted in the English language.  The arbitrators shall decide any such dispute or claim strictly in accordance with the governing law specified in Section 6.

7.5                                 Judgment upon any arbitral award rendered hereunder may be entered in any court, and/or application may be made to any such court for a judicial acceptance of the award and/or an order of enforcement, as the case may be.  Each party shall cooperate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this Joinder.

8.                                      Counterparts

This Joinder Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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SCHEDULE 1

EXISTING SHAREHOLDERS OF THE COMPANY

Trustbridge Partners III, L.P.

Zero2IPO China Fund II, L.P.

Highland Capital Partners VI Limited Partnership

Highland Capital Partners VI-B Limited Partnership

Highland Entrepreneurs’ Fund VIL Limited Partnership

Redpoint Ventures III

Redpoint Associates III

Young Vision Group Limited

Global Village Associates Limited

Sequoia Capital China I, L.P.

Sequoia Capital China Partners Fund I, L.P.

Sequoia Capital China Principals Fund I, L.P.

CDH Net Technology Limited

GMO VenturePartners Investment Limited Partnership

IDG Technology Venture Investment III, L.P.

Joinway Investments Limited

Matrix Partners VII L.P.

Weston & Co. VII LLC

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

QIHOO TECHNOLOGY COMPANY LIMITED

By:	/s/ Xiangdong Qi

Name: Xiangdong QI
Title:

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

YOUNG VISION GROUP LIMITED

By:	/s/ Xiangdong Qi

Name:
Title:

GLOBAL VILLAGE ASSOCIATES LIMITED

By:	/s/ Hongyi Zhou

Name:
Title:

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

SEQUOIA CAPITAL CHINA I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited
Liability Company, its General Partner

By:	/s/ Nanping Shen

Name:
Title:

Signature Pages to IDG Joinder

SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited
Liability Company, its General Partner

By:	/s/ Nanping Shen

Name:
Title:

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited
Liability Company, its General Partner

By:	/s/ Nanping Shen

Name:

Title:

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

CDH NET TECHNOLOGY LIMITED

By:	/s/ Gongquan Wang

Name: Gongquan Wang

Title: Director

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

GMO VENTUREPARTNERS INVESTMENT LIMITED PARTNERSHIP

By:	/s/ Ryu Muramatsu

Name: Ryu Muramatsu

Title: General Partner

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

IDG TECHNOLOGY VENTURE INVESTMENT III, L.P.

By:	IDG Technology Venture Investment III, LLC,
its General Partner

By:	/s/ Simon Ho

Name:

Title:

IDG TECHNOLOGY VENTURE INVESTMENT IV, L.P.

By:	IDG Technology Venture Investment IV,
LLC, its General Partner

By:	/s/ Simon Ho

Name:

Title:

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

MATRIX PARTNERS VII, L.P.

By:	Matrix VII Management Co. L.L.C.

By:	/s/ Tim Barrows

Name:

Title:

WESTON & CO. VII LLC

By:	Matrix Partners Management Services, L.P., Sole
Manager

By:	Matrix Partners Management Services GP, LLC,
its General Partner

By:	/s/ Tim Barrows

Name:

Title:

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By:	Highland Management Partners VI Limited
Partnership, its General Partner

By:	Highland Management Partner VI, Inc., its General Partner

By:	/s/ Daniel Nova

Name: Daniel Nova

Title: Authorized Officer

HIGHLAND CAPITAL PARTNERS VI-B LIMITED PARTNERSHIP

By:	Highland Management Partners VI Limited
Partnership, its General Partner

By:	Highland Managements Partner VI, Inc., its General Partner

By:	/s/ Daniel Nova

Name: Daniel Nova

Title: Authorized Officer

HIGHLAND ENTREPRENEURS’ FUND VI LIMITED PARTNERSHIP

By:	HEF VI Limited Partnership, its General Partner

Signature Pages to IDG Joinder

By:	Highland Management Partner VI, Inc., its General Partner

By:	/s/ Daniel Nova

Name:Daniel Nova

Title: Authorized Officer

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

JOINWAY INVESTMENTS LIMITED

By:	/s/ Hu Huan

Name:

Title:

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

REDPOINT VENTURES III, L.P.

By:	Redpoint Ventures III, LLC, its General Partner

By:	/s/ John Walecka

Name:John Walecka

Title: Managing Director

REDPOINT ASSOCIATES III, LLC, as nominee:

By:	/s/ John Walecka

Name: John Walecka

Title: Managing Director

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

TRUSTBRIDGE PARTNERS III, L.P.

By:	TB PARTNERS GP3, L.P., its general partner

By:	TB PARTNERS GP LIMITED, its general partner

By:	/s/ Shujun Li

Name: Shujun Li

Title: Director

Signature Pages to IDG Joinder

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first written above.

ZERO2IPO CHINA FUND II, L.P.

By:

By:	/s/ Danny Chung

Name: Mr. Danny Chung

Title: Managing Director

Signature Pages to IDG Joinder